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                                                                   Exhibit 10.15


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR "BLUE SKY" LAWS (COLLECTIVELY, "SECURITIES LAWS") AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION APPLIES TO SUCH TRANSFER OR DISPOSITION.

                                PROSOURCE, INC.

                               Subordinated Note
                               Due March 31,2002

                                                              New York, New York
U.S. $10,000,000                                                  March 31, 1995

            FOR VALUE RECEIVED, the undersigned, ProSource, Inc., a Delaware corporation (the "Company"), hereby promises to pay to The Martin-Brower Company ("MB"), or registered assigns (in either case, the "Holder"), (i) the principal sum of U.S. $10,000,000 on March 31, 2002 (the "Maturity Date"), and (ii) interest at the Applicable Interest Rate on the unpaid principal of this Note (including any capitalized interest and any amount added to the principal of this Note pursuant to Section 1 that remains unpaid), payable on March 31 and September 30 of each year, commencing September 30, 1996 (each an "Interest Payment Date"), except as provided in Section 1. Interest shall be calculated on the basis of a 365 or 366 day year, as appropriate, and the actual number of days elapsed. Payments of principal and interest are to be made by bank wire transfer, in immediately available funds, to an account specified by the Holder by notice to the Company not less than five business days prior to the date such payment is due, or, if the Holder so specifies by notice to the Company not less than five business days prior to the date such payment is due or (if the Holder has failed to specify an account to which a bank wire transfer is to be made), by federal funds check payable to the order of the Holder, in lawful money of the United States of America. Any payment of principal or payment of interest that is due on a date that is not a business day shall be paid on the next succeeding business day.

      1. DEFERRAL OF INTEREST. The interest otherwise payable on September 30, 1996, March 31, 1997, September 30, 1997 and March 31, 1998 shall not be payable in cash, but shall be accrued and added to the unpaid principal balance of this Note and shall not he deemed due until the principal balance is otherwise payable in accordance with the terms of this Note.

      2. PREPAYMENTS. (a) Subject to the provisions of Section 3, the Company shall have the right at any time or from time to time to repay this Note, together with accrued interest on the amount prepaid, in whole or in part, without premium or penalty.

            (b) Subject to the provisions of Section 3, if the Company at any time prepays or retires any principal amount of the Company's Indebtedness for Money Borrowed which is owed to an Affiliate of the Company, the Company shall prepay a portion of the unpaid principal balance of this
      Note in an amount equal to 66.6% of the principal amount so prepaid or retired. However, no prepayment hereunder shall be required by reason of
      (i) the prepayment or retirement of the 12%
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      Convertible Note of the Company dated March 31, 1995 (the "Onex Ohio Note
      ") in the original principal amount of $3,500,000 payable to the order of Onex Ohio Holdings, Inc to the extent that the proceeds utilized to fund such prepayment or retirement result from an equity issuance by the Company after the date of this Note or (ii) conversion of the Onex Ohio Note to equity of the Company.

      3. SUBORDINATION. The Company agrees, and the Holder by accepting this Note agrees, as follows:

            (a) The indebtedness evidenced by this Note is subordinated in right of payment, to the extent and in the manner provided in this Section 3, to the prior indefeasible payment in full of all Senior Indebtedness, and the subordination and the provisions of this Section 3 are for the benefit of the Administrative Agent and the Senior Creditors.

            (b) The Company shall not make, and shall not allow any of its Subsidiaries to make, directly or indirectly, in cash or other property or in any other manner (including, without limitation, from or by way of collateral but excluding by way of accrual and addition of interest to principal hereunder in accordance with the provisions of Section 1), and the Holder shall not ask, demand, sue for, take or receive from the Company or any such Subsidiary, directly or indirectly, any payment of or pledge or grant of a security interest in any property as collateral security for the payment of any principal, interest or other amounts owing under this Note or take any action to enforce the obligations of the Company under this Note; provided, however, that subject to the provisions of Section 3(c), (i) regularly scheduled (unaccelerated) payments of principal and interest shall be made when and as due and payable hereunder and (ii) subject to the provisions of Section 3(h) hereof the Holder shall be entitled to ask, demand and sue for the payment of any principal, interest or other amounts owing under this Note, in each case unless,

                  (i) at the time such payment otherwise is required to be made hereunder, there exists and is continuing any Material Default or Event of Default under the Bank Loan Agreement. or

                  (ii) any Default or Event of Default under the Bank Loan
            Agreement would occur upon or by reason of such payment, or

                  (iii) if there is no Bank Loan Agreement in effect, there
            exists any default in the payment, including payment upon acceleration, of all or any installments of principal or interest on Senior Indebtedness or any other default under any instruments evidencing or governing the term of any Senior Indebtedness (or if such a default on Senior Indebtedness would occur upon or by reason of such payment), provided, in each case that unless on or prior to the date that such payment otherwise is required to be made hereunder, the Holder shall have received a copy of a written notice (a "Payment Blockage Notice") from the Administrative Agent (or if there is no


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            Administrative Agent, any Senior Creditor) to the Company that there exists a Material Default or Event of Default under the Bank Loan Agreement (or if there is no Bank Loan Agreement in effect, any default referred to in clause (iii) above), the Company may make and the Holder may accept and retain such payment subject only to the obligation to repay the amount so paid if the Holder subsequently is notified that a Default or Event of Default (or default referred to in clause (iii) above) occurred upon or by reason of such payment.
            In the event that the Holder shall have received a Payment Blockage Notice on or prior to the date that such payment otherwise is required to be made hereunder, the Company shall not be entitled to make and the Holder shall not be entitled to accept such payment or any other payment hereunder for a period of 365 days after receipt by the Holder of such Payment Blockage Notice (a "Payment Blockage Period"), provided, that neither the continued existence of the event or occurrence giving rise to such Payment Blockage Notice nor the delivery of an additional Payment Blockage Notice with respect thereto or any other event or occurrence that existed at the time of the giving of such Payment Blockage Notice shall prevent the making or acceptance of such payment beyond 365 days from the first such Payment Blockage Notice.

            (c) Upon any payment or distribution of assets of the Company or any Subsidiary in the event of any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, any payment or distribution of any kind whether in cash, securities, or other property which shall be payable or deliverable upon or with respect to any indebtedness evidenced by this Note shall be paid or delivered directly to the Administrative Agent for the ratable benefit of the Senior Creditors, or if there is no Administrative Agent, then ratably to the Senior Creditors, until all of the Senior Indebtedness has been indefeasibly paid in full. Before any payment in respect of this Note may be made by the Company upon any such dissolution or winding up or liquidation or reorganization, any payment or distribution of assets of the Company to which the Holder would be entitled, except for the provisions of this subsection (c), shall be made by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holder if received by it, directly to the Administrative Agent for the ratable benefit of the Senior Creditors, or if there is no Administrative Agent, then ratably to the Senior Creditors to the extent necessary to pay all Senior Indebtedness in full after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

            (d) If any proceeding referred to in subsection (c) above is commenced by or against the Company,

                  (i) the Holder shall duly and promptly take such action as the
            Administrative Agent, or if there is no Administrative Agent, any Senior Creditor, may request (at the expense of the requesting party) (A) to collect the obligations evidenced by this Note for the account of the Administrative Agent and the Senior Creditors and to file appropriate claims or proofs of claim in respect of such obligations and this


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            Note, (B) to execute and deliver to the Administrative Agent, or if there is no Administrative Agent, any Senior Creditor, such powers of attorney, assignments or other instruments as it may request in order to enable it to enforce any and all claims with respect to the obligations evidenced by this Note, and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to other obligations evidenced by this Note; and

                  (ii) the Administrative Agent, or if there is no
            Administrative Agent, any Senior Creditor, is hereby irrevocably authorized and empowered (in its own name or in the name of the Holder or otherwise), but shall have no obligation, if, after demand the Holder refuses to do so, to demand, sue for, collect and receive every payment or distribution referred to in subsection (c) above and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting this Note and the obligations evidenced hereby) as it may deem necessary or advisable for the exercise or enforcement of any of its rights or interests hereunder.

            (e) If, notwithstanding the foregoing provisions of this Section 3 prohibiting payments or distributions, the Holder receives any payment in violation of paragraphs (b) or (c) of this Section 3, then and in such event those payments or distributions shall be held in trust for the benefit of and shall be promptly paid over or delivered to, the Administrative Agent for the ratable benefit of the Senior Creditors, or if there is no Administrative Agent, then ratably to the Senior Creditors for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay in full the principal of, interest on, or fees, costs or expenses relative to, or any other amounts due in respect of, any of the Senior Indebtedness after giving effect to any concurrent payment or distribution to the Senior Creditors.

            (f) The Administrative Agent, or if there is no Administrative Agent, any Senior Creditor, is hereby authorized to demand specific performance of the provisions of this Section 3, whether or not the Company shall have complied with any of the provisions hereof applicable to it, at any time when the Holder shall have failed to comply with any of the provisions of this Section 3 applicable to it. The Holder hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

            (g) The Holder agrees that it will not at any time commence, or join with any creditor other than any Senior Creditor in commencing, any proceeding referred to in paragraph (c) of this Section 3 unless at such time it is permitted to accelerate the obligations under this Note pursuant to paragraph (h) of this Section 3 and has accelerated such obligations.

            (h) Anything herein or in any other agreement between the Company and the Holder or applicable law to the contrary notwithstanding, in no event shall the Holder have any right to accelerate The obligations under this Note (i) prior to October 1, 1998, unless (A) all


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      of the Senior Indebtedness shall have been accelerated or (B) a bankruptcy, reorganization or insolvency proceeding shall have been commenced by or against the Company, provided that if the Holder shall accelerate the obligations hereunder upon the commencement of any such proceeding and such proceeding thereafter shall be dismissed, then such acceleration shall be rescinded and (ii) on or after October 1, 1998 during any Payment Blockage Period, unless (A) all of the Senior Indebtedness shall have been accelerated or (B) a bankruptcy, reorganization or insolvency proceeding shall have been commenced by or against the Company, provided that if the Holder shall accelerate the obligations hereunder upon the commencement of any such proceeding and such proceeding thereafter shall be dismissed, then such acceleration shall be rescinded; provided, however, that notwithstanding any other terms or provisions of this Note, but nevertheless subject to the provisions of this Section 3, the Holder shall be entitled to ask, demand and sue for the payment of the obligations hereunder if the Holder has the right (pursuant to this Section 3(h)) to accelerate the obligations hereunder and has accelerated such obligations.

            (i) No present or future holder of Senior Indebtedness shall be prejudiced in its right to enforce subordination of this Note by any act or failure to act on the part of the Company. Nothing contained in this
      Section 3 is intended to or shall impair, as between the Company and its Subsidiaries, their respective creditors (other than the Senior Creditors) and the Holder, the obligation of the Company, which is absolute and unconditional, to pay to the Holder the principal of and interest on this Note, as and when the same become due and payable, or to affect the relative rights against the Company of the Holder and other creditors of the Company and its Subsidiaries (other than the holders of Senior Indebtedness). Upon any distribution of assets of the Company or any Subsidiary referred to in this Section 3, the Holder shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making such distribution, delivered to the Holder, for the purpose of ascertaining the Persons entitled to receive payment from the Holder pursuant to subsection (e) of this Section 3, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all the other facts pertinent thereto or to this Section 3.

            (j) The provisions of this Section 3 shall continue to be effective or be reinstated, as the case may be, if at any time any payment in respect of any Senior Indebtedness is rescinded or must otherwise be returned by the holder thereof upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

            (k) In the event that cash, securities or other property otherwise payable or deliverable to the Holder of this Note shall have been applied to the payment of Senior Indebtedness in full, then the Holder of this Note shall be subrogated, from and after such time as the Senior Indebtedness shall have been paid in full and the commitments of the Senior Creditors under the Bank Loan Agreement shall have terminated, to any rights of any holder of Senior Indebtedness to receive any further payments or distributions of assets of the Company applicable to the Senior Indebtedness until this Note shall be paid in full. For


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      purposes of such subrogation, no payments or distributions to the holder of Senior Indebtedness of any cash, property or securities to which the Holder of this Note would be entitled except for the provisions of this
      Section 3 shall, as between the Company and its creditors other than the Senior Creditors on the one hand and the Holder of this Note on the other hand, be deemed to have been made as a payment by the Company to the holders of or on account of Senior Indebtedness.

            (l) The Holder shall not

                  (i) cancel or otherwise discharge any of the obligations
            evidenced by this Note (except upon payment in full thereof paid to the Administrative Agent as contemplated by paragraph (e) of this
            Section 3) or subordinate any of the obligations evidenced by this Note to any indebtedness of the Company or its Subsidiaries other than the Senior Indebtedness;

                  (ii) sell, assign, pledge, encumber or otherwise dispose of any of the obligations evidenced hereby unless such sale, assignment, pledge, encumbrance or disposition is made expressly subject to the terms of this Section 3; or

                  (iii) permit the terms of this Note or of any other agreement evidencing or relating to the obligations evidenced hereby to be changed in such a manner as to have an adverse effect upon the rights or interests of the Administrative Agent or any Senior Creditor hereunder.

            (m) All rights and interests of the Administrative Agent and the Senior Creditors, and all agreements and obligations of the Holder and the Company, under this Section 3 shall remain in full force and effect irrespective of:

                  (i) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Indebtedness, or any other amendment or waiver or any consent to departure from the Bank Loan Agreement or any other agreement or instrument evidencing or relating to the Senior Indebtedness (the "Senior Indebtedness Documents"); or

                  (ii) any exchange, release or non-perfection of any collateral for the Senior indebtedness, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Indebtedness.

            (n) The provisions of this Section 3 evidence a continuing agreement and shall (i) remain in full force and effect until the Senior Indebtedness shall have been paid in full and the commitments of the Senior Creditors under the Bank Loan Agreement shall have terminated (and shall be reinstated and remain in full force and effect for the benefit of any subsequent Senior Creditors), (ii) be binding upon the Holder, the Company and their respective successors and assigns, and (iii) inure to the benefit of and be enforceable by the


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      Administrative Agent and the Senior Creditors and their respective successors, transferees and assigns. Without limiting the generality of clause (iii) of this Section 3(n), any Senior Creditor may assign or otherwise transfer its interest in the Senior Indebtedness and the instruments governing or evidencing such Senior Indebtedness to any other Person in accordance with the Bank Loan Agreement, which Person shall thereupon be vested with all the rights in respect thereof granted to such Senior Creditor herein or otherwise.

            (o) The Holder shall deliver written notice to the Administrative Agent promptly upon the occurrence of an Event of Default under this Note or the occurrence of any event that with the giving of notice or the expiration of time or both would constitute an Event of Default under this Note.

      4. AFFILIATE SUBORDINATED INDEBTEDNESS. The Company shall not incur any Indebtedness for Money Borrowed to an Affiliate of the Company ("Affiliate Subordinated Indebtedness") unless the instruments evidencing or governing such indebtedness provide that (i) no payments of principal of or interest on such Affiliate Subordinated Indebtedness shall be made during the continuance of an Event of Default under this Note and (ii) such Affiliate Subordinated Indebtedness shall be subordinate in right of payment to the prior payment of this Note in the event of any dissolution or winding up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other similar proceedings. However, this
Section 4 shall not prohibit or otherwise restrict the (i) prepayment or retirement of the Onex Ohio Note to the extent that the proceeds utilized to fluid such prepayment or retirement result from an equity issuance by the Company after the date of this Note or (ii) conversion of the Onex Ohio Note to equity of the Company.

      5.    EVENTS OF DEFAULT; ACCELERATION.

            (a) Any of the following events constitutes an "Event of Default under this Note":

                  (i) the Company defaults in the payment of any portion of the principal of this Note when such principal shall become due and payable, and such default continues uncured for a period of five business days after the Holder gives the Company notice of such default; or

                  (ii) the Company defaults in the payment of any interest on this Note when such interest shall become due and payable, and such default continues uncured for a period of five business days after the Holder gives the Company notice of such default; or

                  (iii) the Company defaults in the due observance or
            performance of any other term, covenant, agreement or warranty of the Company in this Note, and such default continues uncured for a period of 30 days after the Holder gives the Company notice specifying such default or breach and requesting that such default or breach be remedied and stating that such notice is a notice of default hereunder; or


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                  (iv) Senior Indebtedness or other Indebtedness for Money
            Borrowed of the Company having an aggregate principal amount of at least $10,000,000 shall have become due and payable prior to its stated maturity by reason of a default or event of default thereunder; or

                  (v) the Company pursuant to or within the meaning of any
            Bankruptcy Law:

                        (1) commences a voluntary case in bankruptcy or any
                  other action or proceeding for any other similar relief under any Bankruptcy Law,

                        (2) consents by answer or otherwise to the commencement
                  against it of an involuntary case of bankruptcy,

                        (3) seeks or consents to the appointment of a receiver,
                  trustee, assignee, liquidator, custodian or similar official (collectively, a "Custodian") of it or for all or substantially all of its assets,

                        (4) makes a general assignment for the benefit of its
                  creditors, or

                        (5) generally is unable to pay its debts as its debts
                  become due; or

                  (vi) a court of competent jurisdiction enters an order or
            decree under any Bankruptcy Law that:

                        (1) is for relief against the Company in an involuntary
                  case of bankruptcy against the Company,

                        (2) appoints a Custodian of the Company for all or
                  substantially all of its assets, or

                        (3) orders the liquidation of the Company,

            and the order remains unstayed and in effect for 30 days, or any dismissal, stay, rescission or termination thereof ceases to remain in effect.

            (b) Subject to the provisions of Section 3, if any Event of Default under this Note shall occur and be continuing, the Holder shall have the right, by notice to the Company, to declare the entire principal amount then outstanding on this Note and accrued interest thereon immediately due and payable, whereupon all such amounts shall become immediately due and payable, all without diligence, presentment, demand of payment, protest or further notice of any kind, all of which are hereby expressly waived by the Company, provided, however, that so long as any Senior Indebtedness is outstanding, such declaration shall not become effective until the earlier of (a) five business days after delivery of a notice to the Administrative Agent (or, if there is no Administrative Agent, the Senior Creditors) that the Holder has declared the principal of and interest on this Note to be due and


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      payable immediately and (b) the acceleration of any Senior Indebtedness.
      If the Company shall default in the payment of principal of, or interest on, this Note, it will pay the Holder such amounts, to the extent lawful, as shall be sufficient to pay costs and expenses of collection or of otherwise enforcing the Holder's rights incurred in connection with the exercise of any remedy whether provided herein or available under any applicable law, including reasonable counsel fees and expenses.

            The preceding paragraph is subject to the condition that if at any time after the principal of this Note has been declared due and payable and before any judgment with respect thereto has been entered, all arrears of interest have been paid and every other Event of Default under this Note has been made good or cured, then the Holder of this Note shall, by written instrument filed with the Company, rescind and annul such declaration and its consequences; but no such rescission shall extend to or affect any subsequent default or Event of Default under this Note or impair any right thereon. Upon any such rescission, any enforcement action commenced pursuant to the preceding paragraph shall be terminated.

      6. COVENANTS. Until payment in full of the principal of this Note and all interest accrued hereunder:

            (a) The Company will deliver to the Holder, within 120 days after the end of the Company's fiscal year, a copy of the consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of such fiscal year, and a consolidated statement of income and of changes in the financial position of the Company and its Subsidiaries for such fiscal year, prepared in accordance with generally accepted accounting principles and accompanied by a reponed of KPMG Peat Marwick LLP or other independent certified public accountants of nationally recognized standing.

            (b) The Company will maintain its corporate existence, rights, franchises, licenses and privileges in the jurisdiction of its incorporation and qualify and remain qualified as a foreign corporation authorized to do business in all jurisdictions in which it is required to do so, except in all such cases where the failure to do so would not have a Material Adverse Effect.

            (c) The Company shall pay or discharge when due all taxes, assessments, fees and governmental charges or levies imposed upon it or upon its income or profits or upon any, properties belonging to it, except that real property ad valorem taxes shall be deemed to have been paid or discharged if the same are paid before they become delinquent except in all such cases where the failure to do so would not have a Material Adverse Effect.

            (d) The Company shall not sell, lease or transfer or otherwise dispose of all or substantially all of its assets to any Person.

            (e) The Company shall not declare any dividends payable in cash or property (other than capital stock of the Company), other than dividends determined by the Board of


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      Directors of the Company in good faith to be comparable to dividends paid by comparable companies.

            (f) The Company will not, and will not permit any of its Subsidiaries to, enter into or be a party to any transaction or arrangement with any Affiliate of the Company, except upon terms determined by the Board of Directors of the Company in good faith to be no less favorable to the Company than would be obtained in a comparable arm's-length transaction with a Person other than an Affiliate of the Company. The foregoing shall not apply to the payment of management or similar fee to Onex or any of its Subsidiaries in the amount of $792,796 in each calendar year, which may be increased by the Company in each year after 1995 based on the Consumer Price Index - All Urban Consumers - National Average (published by the United States Department of Labor Statistics).

            (g) The Company will not claim the benefit of any stay, extension or usury law as a defense to its obligations to make payments pursuant to this Note.

            (h) The Company will not enter into any new agreement, or any agreement to amend or otherwise modify any of its existing agreements, that prohibits the Company from making scheduled payments under this Note in accordance with the terms hereof in the absence of a default under such other agreement.

      7. TRANSFER OF THE NOTE. This Note may be transferred only in accordance with this Section 7. If the Holder desires to transfer this Note to a Qualified Purchaser pursuant to a bona fide written offer (an "Offer") to purchase this Note for cash, the Holder shall give Onex written notice thereof ("Notice"), attaching a copy of such Offer. If a Notice is given, Onex shall have the option exercisable by notice to the Holder within 30 days after the date of such Notice is given, to purchase or designate a Person to purchase this Note at the same price and on the same terms as the Offer. If Onex does not exercise such option within such 30-day period, the Holder shall have the right at any time within 30 days after the expiration of the 30-day option period provided for in this
Section 7, to sell this Note to the proposed transferee for the price and on the terms set forth in the Offer. if this Note shall remain unsold at the end of such 30-day period, this Note may not thereafter be transferred unless the Holder again complies with this Section 7.

      8. DEFINITIONS. For purposes of this Note:

            "Administrative Agent" means NationsBank of Georgia, N.A. or any successor agent appointed pursuant to the Bank Loan Agreement or if there is no agent under the Bank Loan Agreement or if there is no Bank Loan Agreement in effect, any other agent for the Senior Creditors.

            "Affiliate" means, with respect to a Person, any Person (other than a Subsidiary of such First Person) that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such First Person. The term "control" means


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      the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other voting interest, by contract or otherwise.

            "Applicable Interest Rate" means: (i) for the period commencing on April 1, 1995 and ending on March 31, 1996, 0% per annum; (ii) for the period commencing on April 1, 1996 and ending on March 31, 1998, 4% per annum; (iii) for the period commencing on April 1, 1998 and ending on March 31, 1999, 7% per annum; (iv) for the period commencing on April 1, 1999 and ending on March 31, 2000, 10% per annum; and (v) for the period commencing on April 1, 2000, 13% per annum.

            "Bank Loan Agreement" means the Loan and Security Agreement dated as of March 31, 1995, by and between ProSource Services Corporation, certain of its Subsidiaries, the Lenders and the Co-Agents, and the Administrative Agent, as agent for the Lenders, as the same shall be amended, supplemented, restated or extended from time to time, including any such amendment, supplement, restatement or extension resulting in an increase in the amount of the credit facilities provided for thereunder.

            "Bankruptcy Law" shall mean Title 11 of the United States Code or any similar Federal, state, Canadian or provincial law for the relief of debtors.

            "Co-Agents" means NationsBank of Georgia, N.A., The First National Bank of Boston and Shawmut Capital Corporation.

            "Default" shall have the meaning ascribed thereto in the Bank Loan Agreement.

            "Division" means the business operated as the "National Accounts Division" of MB and Martin-Brower of Canada, Ltd.

            "Event of Default" shall have the meaning ascribed thereto in the Bank Loan Agreement, except that an "Event of Default under this Note" has the meaning specified in Section 5(a).

            "Guaranty" (including, with correlative meaning, "Guaranteed") as applied to any Indebtedness for Money Borrowed of another Person shall mean

            (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such Indebtedness for Money Borrowed of such other Person, and

            (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment (or payment of damages in the event of nonpayment) of any part or all of such Indebtedness for Money Borrowed of such other Person by requiring

                  (i) the purchase of securities or obligations of such other
            Person,

                  (ii) the purchase, sale or lease (as lessee or lessor) of
            property or the purchase or sale of services primarily for the purpose of enabling such other Person to make any payment (or payment of damages in the event of nonperformance) of or on account of any part or all of such Indebtedness for Money Borrowed, or to assure the owner of such Indebtedness for Money Borrowed against loss,

                  (iii) the supplying of fluids to or in any other manner
            investing in such other Person for the purpose of enabling such other Person to make any payment (or payment of damages in the event of nonpayment) of or on account of any part or all of such Indebtedness for Money Borrowed, or

                  (iv) repayment of amounts drawn under letters of credit issued as security for Indebtedness for Money Borrowed of such other
            Person.

            "Indebtedness for Money Borrowed" of any Person means, without duplication, (i) all indebtedness of such Person for money borrowed, (ii) all indebtedness of such Person constituting obligations evidenced by bonds, debentures, notes or similar instruments, (iii) all Indebtedness for Money Borrowed of other Persons which such Person has Guaranteed to the extent of the amount of the Guaranty, and (iv) in The case of the Company, all obligations under the Bank Loan Agreement.

            "Lender" means each of the financial institutions party from time to time to the Bank Loan Agreement and its successors and assigns.

            "Material Default" means any Default other than a Non-Material Default.

            "Material Adverse Effect" means a material adverse effect upon the Company's business, assets, liabilities, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole.

            "Non-Material Default" means a Default the existence of which the Agent has actual notice of and as to which the Agent and the Required Lenders under the Bank Loan Agreement have elected not to take any action required to be taken under the Bank Loan Agreement as a precondition for such Default to become an Event of Default.

            "Onex" means Onex Corporation, a corporation organized under the laws of Ontario, Canada.

            "Onex Ohio Note" shall have the meaning ascribed thereto in Section 2(b).

            "Person" means an individual, corporation, partnership, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof

            "Qualified Purchaser" means any Person not engaged in (and which does not have a Subsidiary engaged in) the food distribution business or the fast food or casual dining restaurant business.

            "Reimbursement Obligations" means the Reimbursement Obligations as defined in the Bank Loan Agreement.

            "Senior Creditor" means each of the Lenders and each other holder, from time to time, of any portion of the Senior Indebtedness, including, without limitation, each creditor that extends credit to the Company for the purpose of refinancing or repaying the Senior Indebtedness, in whole or in part.

            "Senior Indebtedness" shall consist of any obligation pursuant to the Bank Loan Agreement to pay principal, premium (if any), interest, reimbursements (including the Reimbursement Obligations) or indemnity amounts and fees, costs or expenses (including interest that would accrue on or after the filing of any petition in bankruptcy or for the reorganization relating to the Company but for the filing of such petition) or, following the irrevocable payment in full of all Secured Obligations (as defined in the Bank Loan Agreement) and termination of the Revolving Credit Facility (as defined in the Bank Loan Agreement), any Indebtedness for Money Borrowed from any bank or institutional lender if the agreement providing for such indebtedness provides that it is senior in right of payment to the indebtedness evidenced by this Note.

            "Subsidiary" means a Person of which an aggregate of 50% or more of the stock of any class or classes or 50% or more of other ownership interests is owned of record or beneficially by such other Person, or by more or one Subsidiaries of such other Person, or by such other Person and one or more Subsidiaries of such Person.

      9. NOTICES. All notices hereunder shall be in writing and delivered personally or sent by telecopier or by registered or certified mail (return receipt requested) to the Holder or the Company at the following addresses (or such other addresses as shall be specified by like notice):

            (a) If to Holder, to:

                  The Martin-Brower Corporation
                  1020 West 31st Street
                  Downers Grove, Illinois 60515-5508
                  Attention:  President
                  Phone: (708) 663-4355
                  Facsimile: (708) 663-4237
            with copies to:

                  Dalgety plc
                  100 George Street
                  London WIH 5RH
                  United Kingdom
                  Attention:  Commercial Director
                  Facsimile:  44/71/493-0892

                  and

                  McDermott, Will & Emery
                  227 West Monroe Street
                  Chicago, Illinois 60603-4067
                  Attention:  C. E. Hussey II
                  Facsimile:  (312) 984-2097

                  and, so long as any Senior Indebtedness under the Bank Loan Agreement shall remain outstanding, to

                  NationsBank of Georgia, N.A.
                  Business Credit Division
                  600 Peachtree Street
                  13 Plaza
                  Atlanta, Georgia 30308
                  Attention:  John W. Getz
                  Facsimile:  (404) 607-6439

            (b) If to the Company, to:

                  ProSource, Inc.
                  550 Biltmore Way, 10th Floor
                  Coral Gables, Florida 33134
                  Attention: President
                  Facsimile:  (305) 529-2573

            with copies to:

                  Onex Corporation
                  Canada Trust Tower
                  161 Bay Street -49th Floor
                  Toronto, Ontario, Canada M5J 2S1
                  Attention:  Gerald W. Schwartz
                  Facsimile:  (416)362-5765
                  and

                  Kaye, Scholer, Fierman, Hays & Handler
                  425 Park Avenue
                  New York, New York 10022
                  Attention:  Joel I. Greenberg, Esq.
                  Phone: (212) 836-8201
                  Facsimile:  (212) 836-7149

                  and, so long as any Senior Indebtedness under the Bank Loan Agreement shall remain outstanding, to

                  NationsBank of Georgia, N.A.
                  Business Credit Division
                  600 Peachtree Street
                  13 Plaza
                  Atlanta, Georgia 30308
                  Attention:  John W. Getz
                  Facsimile:  (404) 607-6439

            (c)   if to the Administrative Agent to:

                  NationsBank of Georgia, N.A.
                  Business Credit Division
                  600 Peachtree Street
                  13 Plaza
                  Atlanta, Georgia 30308
                  Attention:  John W. Getz
                  Facsimile:  (404) 607-6439

      All notices shall be deemed given when received by the addressees.

      10. CHOICE OF LAW. This Note shall be construed and enforced in accordance with the laws of the State of New York, without reference to the choice of law principles thereof.

      WITNESS WHEREOF, the Company has caused this Note to be signed on its behalf, in its corporate name, by its duly authorized officer, as an instrument under seal, as of the day and year first above written.

                                        PROSOURCE, INC.

                                        By:/s/ D.R. PARKER
                                           ------------------------
                                            Chairman

Attest:


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